Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMISSIONS ARE MARKED [***].

AMENDMENT NO. 1 TO
DEVELOPMENT AGREEMENT

This Amendment No. 1 to Development Agreement (this "Amendment No. 1") is made and entered into November 21, 2019 (the "Effective Date"), by and between Insulet Corporation ("Insulet") and DexCom, Inc. ("DexCom").

WHEREAS, Insulet and DexCom are parties to that certain Development Agreement dated as of December 7, 2016 (the "Agreement"); and

WHEREAS, Insulet and DexCom wish to amend the Agreement as set forth herein, effective as of the Effective Date.

NOW, THEREFOR, in consideration of these premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Agreement.

2.Section 1.23. Section 1.23 of the Agreement is hereby deleted in its entirety and replaced with the following:

"DexCom System" means DexCom's fifth, sixth and seventh-generation continuous glucose monitoring systems (the DexCom GS Mobile, DexCom G6 and DexCom G7), and comprising some or all of the following components: receiver, sensor, transmitter, CGM Patient Interface and a communication protocol to identify, receive and display sensor information and to control the DexCom transmitter.

3.Section 3.8. Section 3.8 of the Agreement is hereby amended by replacing (a) all references to "CGM products" in Sections 3.8.1 and 3.8.2 with references to "CGM products only, and not any Insulin Delivery Devices"; and (b) all references to [***] in Sections 3.8.1 and 3.8.2 with references to [***].

4.Section 3.9. Section 3.9 of the Agreement is hereby amended by replacing (a) all references to "Insulin Delivery Devices" in Sections 3.9.1 and 3.9.2 with references to "Insulin Delivery Devices only, and not any CGM products"; and (b) all references [***] in Sections 3.9.1 and 3.9.2 with references to [***].

5.Exhibit A. Exhibit A is hereby amended by including an updated architecture for the Platform(s), which is described in more detail in Exhibit A-1 which is attached hereto and made a part hereof.

6.Exhibit B. Exhibit B is hereby amended by including updated development activities and milestones to be undertaken generally under the Development Program, which are described in more detail in Exhibit B-1 which is attached hereto and made a part hereof.

7.No Other Amendments. Except as modified herein, all other terms of the Agreement shall remain in full force and effect.

8.Conflicts. In the event of a conflict between the Agreement and this Amendment No. 1, this Amendment No. 1 shall govern.

9.Counterparts. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

Signature page follows

IN WITNESS WHEREOF, this Amendment No. 1 to Development Agreement has been executed by the duly authorized representatives of Insulet and DexCom on the date first set forth above.

DEXCOM, INC.

By: /s/ Kevin R. Sayer
Name: Kevin R. Sayer
Title: CEO & President
Date: November 22, 2019

INSULET CORPORATION

By: /s/ Shacey Petrovic
Name: Shacey Petrovic
Title: President & Chief Executive Officer
Date: November 22, 2019

Exhibit A-1 Updated Architecture
[***]

Exhibit B-1 Updated Milestone Plan
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